Loss per Share	12 Months Ended
Dec. 31, 2013
Earnings(Losses) Per Share [Abstract]
Loss per Share
12.	Loss per Share

The computation of basic earnings per share is based on the weighted average number of common shares outstanding during the period, as adjusted to reflect the reverse stock split effective December 2, 2013. The Company entered on November 3, 2013 into a securities purchase agreement (the “Purchase Agreement”), with Crede, for an aggregate investment of $10,000 through the private placement of two series of zero-dividend convertible preferred stock (collectively, the “Preferred Stock”) and Series A Warrants and Series B Warrants (collectively, the “Warrants”), subject to certain terms and conditions (Note 15).  The computation of the dilutive common shares outstanding includes 5,000,000 Series A Warrants and 2,500,000 Series B Warrants, as the average market price was greater than their exercise price, thus resulting in an incremental number of shares. The potential proceeds to the Company of the 5,000,000 Series A and 2,500,000 Series B exercisable warrants as of December 31, 2013 amounts to $19,500.

The components of the denominator for the calculation of basic loss per share and diluted loss per share for the years ended December 31, 2013, 2012 and 2011, respectively, are as follows:

	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2011
Numerator
Net loss – basic and diluted	$(48,705)	$(30,888)	$(88,196)
Basic earnings per share denominator:
Weighted average common shares outstanding	6,527,240	167,435	129,701
Diluted earnings per share denominator:
Weighted average common shares outstanding	9,351,960	167,435	129,701
Dilutive common shares:
Options	—	—	—
Warrants	2,824,720	—	—
Restricted shares	—	—	—

Dilutive effect	2,824,720	—	—

Weighted average common shares – diluted	9,351,960	167,435	129,701

Basic loss per common share	$(7.46)	$(184.48)	$(679.99)
Diluted loss per common share	$(5.21)	$(184.48)	$(679.99)